Other Operating (Income) and Expenses, Net	12 Months Ended
Dec. 31, 2018
Other Income And Expenses [Abstract]
Other Operating (Income) and Expenses, Net

Note S: Other Operating (Income) and Expenses, Net

Other operating income and expenses, net, are comprised generally of gains and losses on the sale of assets; asset and portfolio rationalization charges; gains and losses related to certain customer accounts receivable; rental, royalty and services income; accretion expense, depreciation expense and gains and losses related to asset retirement obligations.  These net amounts represented income of $18,193,000 in 2018, an expense of $793,000 in 2017 and income of $8,043,000 in 2016. The 2018 amount reflects $18,838,000 of asset and portfolio rationalization charges, offset by $7,677,000 in net gains on legal settlements and $25,271,000 in gains on the sale of assets, primarily excess land. The 2017 amount reflects $19,366,000 of gains on the sale of assets, primarily excess land, offset by $12,668,000 of nonrecurring repair costs related to certain of the Company’s leased railcars and $10,813,000 of executive retirement expense.

The asset and portfolio rationalization charge relates to the Company’s Southwest ready mixed concrete operations reported in the West Group reportable segment.  This charge reflects the Company’s evaluation of the recoverability of certain long-lived assets, including property, plant and equipment and intangible assets, for underperforming operations in this business and a reduction in workforce.  Of the total charge, $16,970,000 is noncash and $1,868,000 will be settled in cash.